UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-1464

Smith Barney Funds, Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
c/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: June 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SMITH BARNEY

FUNDS, INC.

LARGE CAP VALUE FUND

STYLE PURE SERIES   |   SEMI-ANNUAL REPORT   |   JUNE 30, 2005

NOT  FDIC  INSURED  •  NOT  BANK  GUARANTEED  •  MAY  LOSE  VALUE

MARK J. MCALLISTER, CFA

PORTFOLIO MANAGER

ROBERT FEITLER

PORTFOLIO MANAGER

Style Pure Series

Semi-Annual Report  •  June 30, 2005

SMITH BARNEY FUNDS, INC.

LARGE CAP VALUE FUND

Mark J. McAllister, CFA

Mark J. McAllister has 18 years of investment industry experience.

Education: BS in Accounting from St. John’s University; MBA from New York University

Robert Feitler

Robert Feitler has 11 years of securities experience.

Education: BA from Haverford College; MBA in Finance from the University of Wisconsin.

FUND OBJECTIVE

The Fund seeks long-term growth of capital with current income by employing a disciplined stock selection process for undervalued stocks of established, well recognized but temporarily out of favor companies.

What’s Inside

LETTER  FROM  THE  CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy overcame a number of obstacles and continued to expand during the six-month reporting period. Rising interest rates, record high oil prices and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)i growth was 3.8%, mirroring the solid gain that occurred during the fourth quarter of 2004.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. Following five rate hikes from June 2004 through December 2004, the Fed again increased its target for the federal funds rateiii in 0.25% increments four additional times during the reporting period. All told, the Fed’s nine rate hikes brought the target for the federal funds rate from 1.00% to 3.25%.

During the six months covered by this report, the U.S. stock market was relatively flat, with the S&P 500 Indexiv returning -0.81%. Stocks were weak early in the reporting period, as the issues discussed above caused investors to remain on the sidelines. Equities then rallied in the second quarter of 2005, as the economy appeared to be on solid footing and inflation was largely under control. Looking at the reporting period as a whole, mid-cap stocks generated superior returns, with the Russell Midcap,v Russell 1000,vi and Russell 2000vii Indexes returning 3.92%, 0.11%, and -1.25%, respectively. From a market style perspective, value-oriented stocks outperformed their growth counterparts.

Performance Review

For the six-months ended June 30, 2005, Class A shares of the Smith Barney Funds, Inc. — Large Cap Value Fund, excluding sales charges, returned -0.43%. In comparison, the Fund’s unmanaged benchmarks, the Russell 1000 Value Index,viii the S&P 500 Index and the S&P 500 Barra Value Index,ix returned 1.76%, -0.81% and 0.09%, respectively, for the same period. The Lipper Large-Cap Value Funds Category Average1 increased 0.21% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended June 30, 2005, including the reinvestment of dividends and capital gains distributions, if any, calculated among the 447 funds in the Fund’s Lipper category, and excluding sales charges.

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PERFORMANCE SNAPSHOT

AS OF JUNE 30, 2005

(excluding sales charges)

(unaudited)

	6 Months

Large Cap Value Fund — Class A Shares	-	0.43%

Russell 1000 Value Index		1.76%

S&P 500 Index	-	0.81%

S&P 500 Barra Value Index		0.09%

Lipper Large-Cap Value Funds Category Average		0.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All class share returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned -0.89%, Class C shares returned -0.86%, and Class Y shares returned -0.29% over the six months ended June 30, 2005.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 1, 2005, the Board approved the new investment management contract between the Fund and the Manager.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

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Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 2, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, common stocks are subject to market fluctuations. Foreign stocks are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.
[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.
vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.
viii	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
ix	The S&P 500 Barra Value Index is a market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios relative to the S&P 500 as a whole. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on January 1, 2005 and held for the six months ended June 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(0.43)%	$1,000.00	$995.70	0.86%	$4.26

Class B	(0.89)	1,000.00	991.10	1.78	8.79

Class C	(0.86)	1,000.00	991.40	1.73	8.54

Class Y	(0.29)	1,000.00	997.10	0.61	3.02

(1)	For the six months ended June 30, 2005.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.53	0.86%	$4.31

Class B	5.00	1,000.00	1,015.92	1.78	8.90

Class C	5.00	1,000.00	1,016.17	1.73	8.65

Class Y	5.00	1,000.00	1,021.77	0.61	3.06

(1)	For the six months ended June 30, 2005.
(2)	Expenses (net of voluntary expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

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Schedule of Investments (unaudited)	June 30, 2005

SHARES	SECURITY	VALUE
COMMON STOCK — 98.1%
CONSUMER DISCRETIONARY — 14.9%
Hotels, Restaurants & Leisure — 1.8%
542,600	McDonald’s Corp.	$15,057,150

Household Durables — 1.1%
378,000	Newell Rubbermaid, Inc.	9,011,520

Media — 9.9%
448,900	Comcast Corp., Class A Shares*	13,781,230
230,700	EchoStar Communications Corp., Class A Shares*	6,955,605
55,000	Liberty Global, Inc., Series A Shares*	2,566,850
1,143,400	Liberty Media Corp., Series A Shares*	11,651,246
1,254,600	News Corp., Class B Shares	21,152,556
293,300	SES Global, SA, FDR	4,417,869
805,800	Time Warner, Inc.*	13,464,918
248,000	Viacom, Inc., Class B Shares	7,940,960

		81,931,234

Multiline Retail — 2.1%
174,200	J.C. Penney Co., Inc.	9,159,436
150,500	Target Corp.	8,188,705

		17,348,141

	TOTAL CONSUMER DISCRETIONARY	123,348,045

CONSUMER STAPLES — 8.3%
Food & Staples Retailing — 2.7%
730,400	Kroger Co.*	13,899,512
172,100	Wal-Mart Stores, Inc.	8,295,220

		22,194,732

Food Products — 0.9%
394,000	Sara Lee Corp.	7,805,140

Household Products — 1.2%
158,300	Kimberly-Clark Corp.	9,907,997

Tobacco — 3.5%
447,200	Altria Group, Inc.	28,915,952

	TOTAL CONSUMER STAPLES	68,823,821

ENERGY — 10.8%
Energy Equipment & Services — 3.7%
396,200	ENSCO International, Inc.	14,164,150
229,400	GlobalSantaFe Corp.	9,359,520
115,700	Nabors Industries, Ltd.*	7,013,734

		30,537,404

Oil, Gas & Consumable Fuels — 7.1%
132,700	BP PLC, Sponsored ADR	8,277,826
528,300	El Paso Corp.	6,086,016
246,000	Marathon Oil Corp.	13,129,020
34,585	Nexen, Inc.	1,050,000
137,900	Royal Dutch Petroleum Co., NY Shares	8,949,710
67,300	Suncor Energy, Inc.	3,184,636
158,000	Total SA, Sponsored ADR	18,462,300

		59,139,508

	TOTAL ENERGY	89,676,912

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE
FINANCIALS — 30.2%
Commercial Banks — 10.0%
649,500	Bank of America Corp.	$29,623,695
150,300	Comerica, Inc.	8,687,340
401,500	U.S. Bancorp	11,723,800
257,400	Wachovia Corp.	12,767,040
200,100	Washington Mutual, Inc.	8,142,069
189,700	Wells Fargo & Co.	11,681,726

		82,625,670

Diversified Financial Services — 11.8%
225,600	American Express Co.	12,008,688
185,600	Bank of New York Co., Inc.	5,341,568
226,200	Capital One Financial Corp.	18,098,262
207,700	Freddie Mac	13,548,271
104,500	The Goldman Sachs Group, Inc.	10,661,090
292,200	JPMorgan Chase & Co.	10,320,504
197,700	MBNA Corp.	5,171,832
293,100	Merrill Lynch & Co., Inc.	16,123,431
109,400	Morgan Stanley	5,740,218

		97,013,864

Insurance — 5.5%
308,400	American International Group, Inc.	17,918,040
108,200	Chubb Corp.	9,263,002
155,400	Loews Corp.	12,043,500
164,600	The St. Paul Travelers Cos., Inc.	6,506,638

		45,731,180

Real Estate — 2.9%
373,600	Equity Office Properties Trust	12,366,160
313,500	Equity Residential	11,543,070

		23,909,230

	TOTAL FINANCIALS	249,279,944

HEALTH CARE — 5.9%
Health Care Equipment & Supplies — 0.5%
65,800	Guidant Corp.	4,428,340

Health Care Providers & Services — 0.4%
41,300	Aetna, Inc.	3,420,466

Pharmaceuticals — 5.0%
158,000	Johnson & Johnson	10,270,000
175,300	Novartis AG, ADR	8,316,232
383,300	Pfizer, Inc.	10,571,414
287,000	Sanofi-Aventis, ADR	11,764,130

		40,921,776

	TOTAL HEALTH CARE	48,770,582

See Notes to Financial Statements.

8        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE
INDUSTRIALS — 9.5%
Aerospace & Defense — 6.9%
259,600	The Boeing Co.	$17,133,600
88,000	Honeywell International, Inc.	3,223,440
243,700	Lockheed Martin Corp.	15,808,819
242,500	Raytheon Co.	9,486,600
226,700	United Technologies Corp.	11,641,045

		57,293,504

Commercial Services & Supplies — 2.0%
168,800	Avery Dennison Corp.	8,939,648
254,300	Waste Management, Inc.	7,206,862

		16,146,510

Industrial Conglomerates — 0.6%
67,200	Textron, Inc.	5,097,120

	TOTAL INDUSTRIALS	78,537,134

INFORMATION TECHNOLOGY — 9.3%
Communications Equipment — 4.1%
314,300	Comverse Technology, Inc.*	7,433,195
968,800	Nokia OYJ, Sponsored ADR	16,120,832
4,073,300	Nortel Networks Corp.*	10,631,313

		34,185,340

Computers & Peripherals — 2.1%
43,100	Hewlett-Packard Co.	1,013,281
106,000	International Business Machines Corp.	7,865,200
135,400	Lexmark International, Inc., Class A Shares*	8,777,982

		17,656,463

Electronic Equipment & Instruments — 0.6%
1,321,300	Solectron Corp.*	5,007,727

Semiconductors & Semiconductor Equipment — 0.5%
108,300	Maxim Integrated Products, Inc.	4,138,143

Software — 2.0%
645,800	Microsoft Corp.	16,041,672

	TOTAL INFORMATION TECHNOLOGY	77,029,345

MATERIALS — 1.0%
Chemicals — 1.0%
133,700	Air Products & Chemicals, Inc.	8,062,110

TELECOMMUNICATION SERVICES — 7.1%
Diversified Telecommunication Services — 4.8%
188,300	ALLTEL Corp.	11,727,324
218,700	AT&T Corp.	4,164,048
499,900	SBC Communications, Inc.	11,872,625
174,200	Sprint Corp.	4,370,678
216,000	Verizon Communications, Inc.	7,462,800

		39,597,475

Wireless Telecommunication Services — 2.3%
591,000	Nextel Communications, Inc., Class A Shares*	19,095,210

	TOTAL TELECOMMUNICATION SERVICES	58,692,685

See Notes to Financial Statements.

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Schedule of Investments (unaudited) (continued)	June 30, 2005

SHARES	SECURITY	VALUE
UTILITIES — 1.1%
Multi-Utilities — 1.1%
211,200	Sempra Energy	$8,724,672

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $699,418,852)	810,945,250

FACE AMOUNT
SHORT-TERM INVESTMENT — 1.5%
Repurchase Agreement — 1.5%
$12,848,000	Interest in $1,006,158,000 joint tri-party repurchase agreement dated 6/30/05 with Goldman Sachs Group, Inc., 3.350% due 7/1/05; Proceeds at maturity — $12,849,196; (Fully collateralized by various U.S. government agency obligations, 0.000% to 13.250% due 8/15/05 to 2/15/27; Market value — $13,104,962) (Cost — $12,848,000)	12,848,000

	TOTAL INVESTMENTS — 99.6% (Cost — $712,266,852#)	823,793,250
	Other Assets in Excess of Liabilities — 0.4%	2,953,225

	TOTAL NET ASSETS — 100.0%	$826,746,475

*	Non-income producing security.
#	Aggregate cost for Federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR — American Depositary Receipt

FDR — Fiduciary Depository Receipt

See Notes to Financial Statements.

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Statement of Assets and Liabilities (unaudited)	June 30, 2005

ASSETS:
Investments, at value (Cost — $712,266,852)	$ 823,793,250
Cash	1,095
Receivable for securities sold	5,806,289
Dividends and interest receivable	1,594,280
Receivable for Fund shares sold	175,566
Prepaid expenses	33,082

Total Assets	831,403,562

LIABILITIES:
Payable for securities purchased	3,497,305
Payable for Fund shares repurchased	491,637
Management fee payable	397,677
Transfer agent fees payable	89,169
Distribution fee payable	88,679
Directors’ fees payable	21,058
Accrued expenses	71,562

Total Liabilities	4,657,087

Total Net Assets	$826,746,475

NET ASSETS:
Par value (Note 6)	$ 520,109
Paid-in capital in excess of par value	723,103,227
Undistributed net investment income	798,654
Accumulated net realized loss on investments and foreign currency transactions	(9,201,610)
Net unrealized appreciation of investments and foreign currency transactions	111,526,095

Total Net Assets	$826,746,475

Shares Outstanding:
Class A	24,489,417

Class B	2,682,507

Class C	5,592,261

Class Y	19,246,679

Net Asset Value:
Class A (and redemption price)	$15.91

Class B *	$15.86

Class C *	$15.86

Class Y (and redemption price)	$15.90

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$16.75

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

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Statement of Operations (unaudited)	For the Six Months Ended June 30, 2005

INVESTMENT INCOME:
Dividends	$8,555,828
Interest	435,130
Less: Foreign taxes withheld	(220,204)

Total Investment Income	8,770,754

EXPENSES:
Management fee (Note 2)	2,297,893
Distribution fees (Notes 2 and 4)	1,192,566
Transfer agent fees (Notes 2 and 4)	254,390
Custody	32,910
Shareholder reports (Note 4)	31,102
Registration fees	28,285
Legal fees	14,504
Audit and tax	11,900
Insurance	8,235
Directors’ fees	7,057
Miscellaneous expenses	4,488

Total Expenses	3,883,330
Less: Distribution fees reimbursement (Note 4)	(173,723)

Net Expenses	3,709,607

Net Investment Income	5,061,147

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	14,561,989
Foreign currency transactions	(1,499)

Net Realized Gain	14,560,490

Change in Net Unrealized Appreciation/Depreciation From Investments	(22,452,480)

Net Loss on Investments and Foreign Currency Transactions	(7,891,990)

Decrease in Net Assets From Operations	$(2,830,843)

See Notes to Financial Statements.

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Statements of Changes in Net Assets

For the Six Months Ended June 30, 2005 (unaudited)

and the Year Ended December 31, 2004

	2005	2004
OPERATIONS:
Net investment income	$5,061,147	$9,815,415
Net realized gain	14,560,490	59,471,956
Change in net unrealized appreciation/depreciation	(22,452,480)	6,393,189

Increase (Decrease) in Net Assets From Operations	(2,830,843)	75,680,560

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(3,967,702)	(10,086,539)

Decrease in Net Assets From Distributions to Shareholders	(3,967,702)	(10,086,539)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	119,786,713	84,588,933
Reinvestment of distributions	1,836,103	5,722,227
Cost of shares repurchased	(76,268,878)	(118,693,037)

Increase (Decrease) in Net Assets From Fund Share Transactions	45,353,938	(28,381,877)

Increase in Net Assets	38,555,393	37,212,144

NET ASSETS:
Beginning of period	788,191,082	750,978,938

End of period*	$826,746,475	$788,191,082

* Includes undistributed (overdistributed) net investment income of:	$798,654	$(294,791)

See Notes to Financial Statements.

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Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class A Shares(1)	2005(2)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$16.06		$14.77	$11.52	$15.86	$17.59	$17.00

Income (Loss) From Operations:
Net investment income	0.10		0.21	0.17	0.19	0.18	0.20
Net realized and unrealized gain (loss)	(0.17)		1.30	3.26	(4.34)	(1.73)	1.98

Total Income (Loss) From Operations	(0.07)		1.51	3.43	(4.15)	(1.55)	2.18

Less Distributions From:
Net investment income	(0.08)		(0.22)	(0.18)	(0.19)	(0.18)	(0.20)
Net realized gains	—		—	—	—	—	(1.39)

Total Distributions	(0.08)		(0.22)	(0.18)	(0.19)	(0.18)	(1.59)

Net Asset Value, End of Period	$15.91		$16.06	$14.77	$11.52	$15.86	$17.59

Total Return(3)	(0.43)%		10.26%	30.05%	(26.27)%	(8.81)%	12.92%

Net Assets, End of Period (millions)	$389		$418	$423	$363	$596	$704

Ratios to Average Net Assets:
Gross expenses	0.95	%(4)	0.94%	0.94%	0.94%	0.89%	0.90%
Net expenses	0.86	(4)(5)	0.92 (6)	0.94	0.94	0.89	0.90
Net investment income	1.34	(4)	1.37	1.38	1.41	1.11	1.18

Portfolio Turnover Rate	22%		42%	47%	122%	25%	31%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The distributor reimbursed a portion of its distribution fees.
(6)	The investment manager voluntarily waived a portion of its fee.

See Notes to Financial Statements.

14        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class B Shares(1)	2005(2)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$16.02		$14.74	$11.49	$15.82	$17.53	$16.94

Income (Loss) From Operations:
Net investment income	0.03		0.08	0.07	0.08	0.04	0.07
Net realized and unrealized gain (loss)	(0.17)		1.29	3.26	(4.34)	(1.71)	1.96

Total Income (Loss) From Operations	(0.14)		1.37	3.33	(4.26)	(1.67)	2.03

Less Distributions From:
Net investment income	(0.02)		(0.09)	(0.08)	(0.07)	(0.04)	(0.05)
Net realized gains	—		—	—	—	—	(1.39)

Total Distributions	(0.02)		(0.09)	(0.08)	(0.07)	(0.04)	(1.44)

Net Asset Value, End of Period	$15.86		$16.02	$14.74	$11.49	$15.82	$17.53

Total Return(3)	(0.89)%		9.29%	29.08%	(26.92)%	(9.55)%	12.01%

Net Assets, End of Period (millions)	$43		$50	$56	$53	$88	$103

Ratios to Average Net Assets:
Gross expenses	1.78	%(4)	1.77%	1.77%	1.76%	1.74%	1.68%
Net expenses	1.78	(4)	1.75 (5)	1.77	1.76	1.74	1.68
Net investment income	0.41	(4)	0.53	0.55	0.59	0.26	0.39

Portfolio Turnover Rate	22%		42%	47%	122%	25%	31%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fee.

See Notes to Financial Statements.

15        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class C Shares(1)(2)	2005(3)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$16.02		$14.74	$11.50	$15.83	$17.55	$16.95

Income (Loss) From Operations:
Net investment income	0.04		0.09	0.07	0.08	0.05	0.07
Net realized and unrealized gain (loss)	(0.18)		1.29	3.25	(4.33)	(1.73)	1.97

Total Income (Loss) From Operations	(0.14)		1.38	3.32	(4.25)	(1.68)	2.04

Less Distributions From:
Net investment income	(0.02)		(0.10)	(0.08)	(0.08)	(0.04)	(0.05)
Net realized gains	—		—	—	—	—	(1.39)

Total Distributions	(0.02)		(0.10)	(0.08)	(0.08)	(0.04)	(1.44)

Net Asset Value, End of Period	$15.86		$16.02	$14.74	$11.50	$15.83	$17.55

Total Return(4)	(0.86)%		9.40%	29.01%	(26.88)%	(9.57)%	12.08%

Net Assets, End of Period (millions)	$89		$103	$93	$63	$101	$104

Ratios to Average Net Assets:
Gross expenses	1.73	%(5)	1.73%	1.74%	1.75%	1.71%	1.67%
Net expenses	1.73	(5)	1.70 (6)	1.74	1.75	1.71	1.67
Net investment income	0.46	(5)	0.59	0.57	0.60	0.29	0.40

Portfolio Turnover Rate	22%		42%	47%	122%	25%	31%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.
(2)	Per share amounts have been calculated using the average shares method.
(3)	For the six months ended June 30, 2005 (unaudited).
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(5)	Annualized.
(6)	The investment manager voluntarily waived a portion of its fee.

See Notes to Financial Statements.

16        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

Class Y Shares(1)	2005(2)		2004	2003	2002	2001	2000
Net Asset Value, Beginning of Period	$16.05		$14.77	$11.52	$15.86	$17.60	$17.01

Income (Loss) From Operations:
Net investment income	0.13		0.26	0.21	0.24	0.23	0.26
Net realized and unrealized gain (loss)	(0.18)		1.29	3.27	(4.35)	(1.73)	1.98

Total Income (Loss) From Operations	(0.05)		1.55	3.48	(4.11)	(1.50)	2.24

Less Distributions From:
Net investment income	(0.10)		(0.27)	(0.23)	(0.23)	(0.24)	(0.26)
Net realized gains	—		—	—	—	—	(1.39)

Total Distributions	(0.10)		(0.27)	(0.23)	(0.23)	(0.24)	(1.65)

Net Asset Value, End of Period	$15.90		$16.05	$14.77	$11.52	$15.86	$17.60

Total Return(3)	(0.29)%		10.56%	30.53%	(26.02)%	(8.55)%	13.30%

Net Assets, End of Period (millions)	$306		$217	$179	$138	$240	$239

Ratios to Average Net Assets:
Gross expenses	0.61	%(4)	0.61%	0.61%	0.59%	0.58%	0.57%
Net expenses	0.61	(4)	0.58 (5)	0.61	0.59	0.58	0.57
Net investment income	1.65	(4)	1.76	1.71	1.75	1.41	1.50

Portfolio Turnover Rate	22%		42%	47%	122%	25%	31%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended June 30, 2005 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fee.

See Notes to Financial Statements.

17        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

The Large Cap Value Fund (“Fund”), is a separate diversified investment fund of Smith Barney Funds Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation.  Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements.  When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income.  Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(d) Foreign Currency Translation.  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses

18        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to Shareholders.  Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting.  Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes.  It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification.  GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee which is calculated daily and paid monthly at the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Fee
First $500 million	0.60%

Next $500 million	0.55

Over $1 billion	0.50

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”), acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder record-keeping and financial processing for all shareholder accounts and is paid by CTB. During the six months ended June 30, 2005, the Fund paid transfer agent fees of $203,425 to CTB. In addition, for the six months ended June 30, 2005, the Fund also paid $1,892 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”) another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if

19        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended June 30, 2005, CDSCs paid to CGM and sales charges received by CGM and its affiliate, were approximately as follows:

	Class A		Class B	Class C
CDSCs	$0	*	$31,000	$3,000

Sale Charges	47,000		—	—

*	Amount represents less than $1,000.

During the six months ended June 30, 2005, CGM and its affiliates received brokerage commissions in the amount of $15,785 for the Fund.

All officers and one director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.	Investments

During the six months ended June 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$237,317,084

Sales	169,968,195

At June 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$132,344,067
Gross unrealized depreciation	(20,817,669)

Net unrealized appreciation	$111,526,398

4.	Class Specific Expenses

Pursuant to a Distribution Plan (the “Plan”), the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. For the six months ended June 30, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$493,044	$225,995	$473,527

During the six months ended June 30, 2005, CGM reimbursed a portion of its distribution fee in the amount of $173,723, which represents the excess of payments made by the Fund with respect to the Plan for Class A shares over the cumulative unreimbursed amounts spent by CGM in performing its services under the Plan.

20        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

For the six months ended June 30, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agent Fees	$165,529	$34,889	$53,901	$71

For the six months ended June 30, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Reports Expenses	$14,968	$5,114	$6,326	$4,694

5.	Distributions Paid to Shareholders by Class

	Six Months Ended June 30, 2005	Year Ended December 31, 2004
Net Investment Income
Class A	$1,991,106	$5,766,241
Class B	50,739	282,532
Class C*	125,657	658,158
Class Y	1,800,200	3,379,608

Total	$3,967,702	$10,086,539

*	On April 29, 2004, Class L shares were renamed as Class C shares.

6.	Capital Shares

At June 30, 2005, the Company had two billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2005		Year Ended December 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	280,024	$4,404,896	1,031,616	$15,652,125
Shares issued on reinvestment	106,536	1,671,798	315,051	4,848,223
Shares repurchased	(1,941,186)	(30,543,429)	(3,955,953)	(60,040,097)

Net Decrease	(1,554,626)	$(24,466,735)	(2,609,286)	$(39,539,749)

Class B
Shares sold	56,999	$894,354	278,409	$4,211,062
Shares issued on reinvestment	2,960	46,046	16,596	257,002
Shares repurchased	(501,659)	(7,865,745)	(955,988)	(14,444,984)

Net Decrease	(441,700)	$(6,925,345)	(660,983)	$(9,976,920)

Class C*
Shares sold	125,125	$1,969,896	1,056,172	$15,894,040
Shares issued on reinvestment	7,596	118,259	39,725	617,002
Shares repurchased	(948,416)	(14,871,839)	(997,843)	(15,081,902)

Net Increase (Decrease)	(815,695)	$(12,783,684)	98,054	$1,429,140

Class Y
Shares sold	7,158,852	$112,517,567	3,353,666	$48,831,706
Shares repurchased	(1,449,917)	(22,987,865)	(1,928,434)	(29,126,054)

Net Increase	5,708,935	$89,529,702	1,425,232	$19,705,652

*	On April 29, 2004, Class L shares were renamed as Class C shares.

21        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

7.	Capital Loss Carryforward

On December 31, 2004, the Fund had a net loss carryforward of $21,931,560, all of which expires in 2010.

8.	Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

22        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10.	Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the 1940 Act, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore, the Fund’s Board of Directors will be asked to approve a new investment management contract between the Fund and the Manager. If approved by the Board, the new investment management contract will be presented to the shareholders of the Fund for their approval.

Subsequently, on August 1, 2005, the Board approved the new investment management contract between the Fund and the Manager.

23        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Funds, Inc. — Smith Barney Large Cap Value Portfolio (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor(s), as well as the advisory, and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement.

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management [and Sub-Advisory Agreement[s]

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

24        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “large cap value funds” by Lipper, showed that the Fund’s performance for all of the time periods presented was below the median. The Board noted that as of January 2003, there had been a change in the portfolio managers managing the portfolio and for the calendar year 2003, the portfolio was in the first quintile. Management noted that the last year’s performance was, by contrast, hampered by underweighting energy stocks and overweighting technology, healthcare and consumer staples and believes that this contributed to the below median performance results. Based on their review, the Board continues to retain confidence in the Manager to seek to achieve the Fund’s investment objective and carry out its investment strategies.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

25        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 14 retail front-end load funds (including the Fund) classified as “large cap value funds” by Lipper, showed that the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by other funds in the Expense Group and, indeed, were better than the median. The Board noted that the Fund’s actual total expense ratio was also better than the median and concluded that it was acceptable.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the Fund’s asset level exceeded the breakpoints (or would exceed any proposed breakpoints) and, as a result, the Fund and its shareholders realized or would realize the benefit of a lower total expense ratio than if no breakpoints had been in place. The Board also noted that as the Fund’s assets have increased over time, it has realized other economies of scale as certain expenses, such as fees for Board members, auditors and legal fees, become a smaller percentage of overall assets.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and their affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

26        Smith Barney Funds, Inc.      |      2005 Semi-Annual Report

SMITH BARNEY FUNDS, INC.

DIRECTORS

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA
Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer and Treasurer

Mark J. McAllister, CFA

Vice President and Investment Officer

Robert Feitler

Vice President and Investment Officer

Andrew Beagley

Chief Anti-Money
Laundering Compliance Officer and Chief Compliance Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Funds, Inc.

Large Cap Value Fund

The Fund is a separate investment fund of the Smith Barney Funds, Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. — Large Cap Value Fund, but it may also be used as sales literature.

SMITH BARNEY FUNDS, INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc. Member NASD, SIPC

FD0628 8/05	05-8940

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)    Not applicable.

(b)    Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Funds, Inc.

Date: September 7, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Funds, Inc.

Date: September 7, 2005

By:	/s/ Robert J. Brault
Robert J. Brault
Chief Financial Officer of
Smith Barney Funds, Inc.

Date: September 7, 2005